UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2023

IO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41008	87-0909276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3
DK-2200 Copenhagen N
Denmark
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2023, IO Biotech, Inc. (the “Company”) appointed Qasim Ahmad, M.D. as the Company’s Chief Medical Officer, effective as of that same date.

Dr. Ahmad joins the Company from Novartis AG, where he most recently served as Senior Vice President, Head of Clinical Development & Medical Affairs, for Novartis’ Oncology Business Unit. He brings over two decades of successful end-to-end strategic portfolio development, marketing authorization, product life cycle management and medical excellence expertise to the Company at a critical time in the Company’s growth. Dr. Ahmad earned his master of science in Global Health Policy Management from the London School of Hygiene and Tropical Medicine at the University of London, his master of Clinical Oncology from the University of Birmingham, his master of Pharmaceutical Medicine from the University of Surrey and his doctorate of medicine from the University of Punjab.

There are no family relationships between Dr. Ahmad and any other director or executive officer of the Company, and Dr. Ahmad has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Dr. Ahmad’s appointment as Chief Medical Officer, Dr. Ehrnrooth will now transition from her role as Chief Medical Officer to Senior Clinical Advisor, effective immediately. Dr. Ehrnrooth’s transition to Senior Clinical Advisor is not due to any disagreement with the Company or the Company’s Board of Directors on any matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On July 18, 2023, the Company issued a press release announcing certain changes strengthening its executive management. A copy of the press release is attached hereto as Exhibit 99.1

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release, dated as of July 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IO BIOTECH, INC.

Date: July 18, 2023	By:	/s/ Mai-Britt Zocca, Ph.D.
	Name:	Mai-Britt Zocca, Ph.D.
	Title:	Chief Executive Officer